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                                                                  EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 23, 2001, included in Enron Corp.'s Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.



                                                       ARTHUR ANDERSEN LLP







Houston, Texas
May 31, 2001